UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2026

Picard Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42801	86-3212894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1992 E Silverlake Tucson AZ, 85713
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (520) 545-1234

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMI	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 17, 2026, Picard Medical, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting'). All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2026, as amended by the additional definitive proxy materials filed with the SEC on July 8, 2026, were approved. The number of shares of common stock entitled to vote at the Company’s Annual Meeting was 102,695,935, representing the number of shares outstanding as of June 26, 2026, the record date for the Annual Meeting.

The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1. Election of directors. The following directors were elected for terms expiring at the 2027 annual meeting of stockholders:

	For	Against	Abstain	Broker Non-Votes
Richard Fang	54,158,482	2,316,008	213,115	2,282,437
Sam Van	56,317,177	154,508	215,920	2,282,437
Joe Xiao	54,033,717	2,438,262	215,626	2,282,437
George Ye	56,289,270	182,809	215,526	2,282,437

2.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
56,104,172	490,596	92,837	2,282,437

3. Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. The frequency of every “one year” was approved.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
56,309,300	152,766	105,108	120,431	2,282,437

Consistent with the stockholder vote, the Company’s board of directors determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

4. Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio ranging from 1-for-15 to 1-for-50, with the exact ratio and timing, if at all, to be determined by our Board of Directors, in its sole discretion. The charter amendment to effectuate the reverse stock split was approved.

For	Against	Abstain	Broker Non-Vote
58,138,876	785,970	45,196	N/A

5. Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to designate the Class B common stock, with each share of Class B common stock entitled to 20 votes per share. The amendment to designate the Class B common stock was approved.

For	Against	Abstain	Broker Non-Vote
51,739,973	4,938,305	9,327	2,282,437

6.  Ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2026. The appointment was ratified.

For	Against	Abstain	Broker Non-Vote
58,514,997	137,804	317,241	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Picard Medical, Inc.

By:	/s/ Georgina Smith
Name:	Georgina Smith
Title:	Chief Accounting Officer

Dated: July 21, 2026